EXHIBIT 32
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                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE)

               Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States
Code), each of the undersigned officers of Chattem, Inc., a Tennessee corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

               The Quarterly Report on Form 10-Q for the quarter ended August 31, 2004 (the "Form 10-Q") of the Company fully complies with the requirements of Section 13 (a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: October 1, 2004               /s/ Zan Guerry
                                     ----------------------------------------
                                     Zan Guerry,
                                     Chairman and Chief Executive Officer



Dated: October 1, 2004               /s/ Richard D. Moss
                                     ----------------------------------------
                                     Richard D. Moss
                                     Vice President and Chief Financial Officer


               The foregoing certification is being furnished solely pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of
Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Form 10-Q, or as a separate disclosure document.

               A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO CHATTEM, INC. AND WILL BE RETAINED BY CHATTEM, INC. AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.